UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

SOBR Safe, Inc.

NOTICE OF 2024 ANNUAL MEETING OF

STOCKHOLDERS & PROXY STATEMENT

Improving behavioral outcomes & savings lives

6400 S. Fiddlers Green Circle | Suite 1400 | Greenwood Village, CO 80111 | Nasdaq: SOBR

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SOBR Safe, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY MATERIALS

To Be Held on June 3, 2024

Dear Valued Stockholders of SOBR Safe, Inc.:

It is our pleasure to invite you to the 2024 Annual Meeting of Stockholders of SOBR Safe, Inc. (the “Company”) to be held virtually on Monday, June 3, 2024 at 1:00 P.M., Mountain Time, via webcast at: ___________________ (the “Annual Meeting”). At the Annual Meeting, the Company will submit the following four (4) proposals to its stockholders for approval:

1.	To elect five (5) directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until his or her respective successor is duly elected and qualified;

2.	To approve, by a nonbinding “say-on-pay” advisory vote, the compensation of our named executive officers;

3.	To approve, by a nonbinding “say-when-on-pay” advisory vote, the frequency of future advisory votes on the compensation of our named executive officers; and

4.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-one hundred fifty (1:150), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2024 (the “Reverse Stock Split”).

Additionally, any other matters may be submitted to the stockholders as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either virtually attend the Annual Meeting or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

The Company is using the “Full Set Delivery” method of providing proxy materials to all stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com.

Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”) and can be accessed here: http:// www.sobrsafe.com.

The Board of Directors has fixed the close of business on April 24, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of our common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. There were no shares of Series B Convertible Preferred Stock outstanding on the Record Date. Stockholders of record virtually present at the Annual Meeting or who have submitted a valid proxy via the internet, or by mail may vote at the Annual Meeting.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please submit your proxy in advance online or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Please refer to the “Voting Instructions” section of the Proxy Statement for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

/s/ David Gandini
David Gandini
Chairman of the Board and CEO
Greenwood Village, Colorado
May __, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 3, 2024: THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: www.proxyvote.com.

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SOBR SAFE, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

PROXY STATEMENT

May __, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SOBR Safe, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2024 Annual Meeting of Stockholders to be held virtually on Monday, June 3, 2024 at 1:00 P.M., Mountain Time, via webcast at: ___________________ (the “Annual Meeting”) and any adjournment or postponement thereof.

Delivery of Proxy Materials and Annual Report

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about May __, 2024. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com.

Instructions for Attending Annual Meeting

Only stockholders of record at the close of business on April 24, 2024 will be entitled to vote at the Annual Meeting. To participate in and vote at the Annual Meeting, you must virtually attend the Annual Meeting via webcast at: ___________________, or submit your proxy in advance. The Annual Meeting will begin promptly at 1:00 P.M., Mountain Time, on June 3, 2024. Attendees of the Annual Meeting will be provided the opportunity to ask questions, subject to the Annual Meeting Rules of Conduct. The Chairman of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

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Voting Securities

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this Proxy Statement. Only holders of our common stock as of the close of business on April 24, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 20,007,465 shares of common stock issued, and 19,995,136 shares outstanding. Each holder of common stock is entitled to one vote for each share of common stock held as of the Record Date. As a result, the holders of common stock are entitled to an aggregate of 19,995,136 votes. There were no shares of Series B Convertible Preferred Stock outstanding on the Record Date.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either virtually or by proxy, of holders of one-third of the outstanding shares of the Company entitled to vote (6,665,046 shares) will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Matters to be Voted Upon

 There are four (4) matters scheduled for a vote:

1.	To elect five (5) directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is duly elected and qualified;

2.	To approve, by a nonbinding “say-on-pay” advisory vote, the compensation of our named executive officers;

3.	To approve, by a nonbinding “say-when-on-pay” advisory vote, the frequency of future advisory votes on the compensation of our named executive officers; and

4.

To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-one hundred fifty (1:150), or anywhere between as may be determined by the Board of Directors on or before December 31, 2024 (the “Reverse Stock Split”).

2

At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Vote for Approval

1. Election of Directors. Directors are elected by a plurality vote. This means that the five director nominees who receive the greatest number of affirmative votes cast at the Annual Meeting by the shares present, either virtually or represented by proxy, and entitled to vote, will be elected. As to the election of the director nominees, you may vote “For” the election of the nominees, or “Withhold” for the nominees being proposed. Cumulative voting shall not be allowed in the election of directors.

2. Say-on-Pay. The “say-on-pay” advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company.  Our Board of Directors values the opinions of all of our stockholders and will consider the outcome when making future decisions with respect to executive compensation. As to the “say-on-pay” advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or “Abstain” from such proposal.

3. Say-when-on-Pay. The “say-when-on-pay” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is advisory in nature and therefore not binding on the Company.  The option that receives the most votes will be deemed the preference of the stockholders, and our Board of Directors  will consider the outcome when making future decisions with respect to the frequency of advisory votes on executive compensation. As to the “say-when-on-pay” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, you may vote “Every Three Years,” “Every Two Years,” “Every One Year,” or “Abstain” from such proposal.

4. Reverse Stock Split. The proposal to grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-one hundred fifty  (1:150), or anywhere between as may be determined by the Board of Directors on or before December 31, 2024 (the “Reverse Stock Split”) will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. As to the approval of the Reverse Stock Split, you may vote “For” or “Against” or “Abstain” from such proposal.

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Voting Instructions

Stockholders of Record: Shares Registered in Your Name

If on April 24, 2024, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or by proxy in advance of the Annual Meeting by visiting www.proxyvote.com, completing and returning the proxy card by mail, or calling 1-800-690-6903.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy via the internet to ensure your vote is counted. You may still virtually attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy.

●	To vote at the Annual Meeting, attend the Annual Meeting virtually and you will be afforded an opportunity to vote via the internet.

●	To submit a proxy online in advance of the meeting, visit www.proxyvote.com.

●	To submit a proxy via telephone in advance of the meeting, call 1-800-690-6903.

●

To submit a proxy by mail, complete, sign and date the printed proxy card enclosed with the proxy materials, and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on April 24, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote, but not cast at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions will have no effect where approval of the proposal requires the affirmative vote of a majority of votes cast.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

Failure to Vote

 If you are a stockholder of record and do not vote by proxy in advance of the meeting, or vote at the Annual Meeting, your shares will not be voted.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable stock exchange rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on the election of directors (Proposal 1), the “say-on-pay” advisory vote on executive compensation (Proposal 2), or the “say-when-on-pay” advisory vote on the frequency of advisory votes on executive compensation (Proposal 3), but may vote your shares on the Reverse Stock Split (Proposal No. 4).

Failure to Specify Vote

If you are a stockholder of record and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the five director nominees named in this Proxy Statement, (ii) FOR the approval of the compensation paid to the Company’s Named Executive Officers, (iii) to conduct an advisory vote on executive compensation Every Three Years, (iv) FOR the Reverse Stock Split, and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Revocation of Proxies; Changing Vote

You may revoke or change your proxy at any time before the Annual Meeting by (i) filing, with our Corporate Secretary at our executive offices, located at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111 a notice of revocation of proxy; (ii) delivering a properly executed, later-dated proxy prior to the Annual Meeting; or (iii) voting at the Annual Meeting. Attendance at the Annual Meeting by itself will not revoke a proxy. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote at the Annual Meeting.

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No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

Solicitation in connection with the Annual Meeting is made by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing, mailing, and posting of this Proxy Statement, the Annual Report, and any additional solicitation materials furnished to stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone, and mail.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2023. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors that constitute the entire Board of Directors (the “Board”) shall be fixed from time to time by resolution adopted by a majority of the entire Board. Our Board currently consists of five directors, each of whom has been nominated by our Nominating and Corporate Governance Committee for election at the Annual Meeting. The five director nominees for election at the Annual Meeting are:

•	Steven Beabout
•	Noreen Butler
•	Ford Fay
•	David Gandini
•	Sandy Shoemaker.

Each director nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next annual meeting of stockholders or until his or her successor is duly elected, unless prior thereto the director resigns, or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a director nominee at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute director nominee, designated by the proxy holders and subject to the rules for stockholder director nominations set forth in the Bylaws, or by the present Board to fill such vacancy. The Board has no reason to believe that any of such director nominees will be unwilling or unable to serve if elected as a director.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Board of Directors Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF STEVEN BEABOUT, NOREEN BUTLER, FORD FAY, DAVID GANDINI, AND SANDY SHOEMAKER.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of our directors, director nominees, and executive officers as of March 29, 2024, and the principal offices and positions with the Company held by each person. The directors serve one-year terms until their successors are elected. The executive officers of the Company are elected annually by the Board of Directors. The executive officers serve terms of one year or until their death, resignation, or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

David Gandini	66	Chief Executive Officer, Secretary, Chairman of the Board, and Director

Christopher Whitaker	52	Chief Financial Officer and Treasurer

Ford Fay	63	Independent Director (Chairperson of Nominating and Corporate Governance Committee)

J. Steven Beabout	70	Independent Director (Chairperson of Compensation Committee)

Noreen Butler	50	Independent Director

Sandy Shoemaker	55	Independent Director (Chairperson of Audit Committee)

David Gandini has served as our Chief Executive Officer since October 18, 2021, and on our Board of Directors since November 2019. Mr. Gandini has been consulting regarding our business development since December 2018. Since September 2018, Mr. Gandini has also been a managing partner with First Capital Advisory Services, where he is responsible for capital creation, new business acquisition, business strategy and development, and partnership revenue generation. From 2014 to August 2017, Mr. Gandini was President of Alchemy Plastics, Inc., Englewood Colorado where he was responsible for US manufacturing, sales, and strategic partnerships. From 2001 until 2014, when the company was acquired, Mr. Gandini served as the President of IPS Denver, a bank card personalization and packaging entity where he managed the company and market transformations to become a leader in the U.S. secured gift market space with revenues of $46M. Prior to his engagement at IPS, Mr. Gandini was the Chief Operations Officer at First World Communications, a major U.S. Internet and Data Center provider, and participated in its successful IPO in 2000 raising over $200M. Previously, Mr. Gandini founded Pace Network Services providing carrier SS7 signaling to U.S. long distance providers and facilitated a successful exit to ICG Communications on the heels of co-founding Detroit based Digital Signal in the fiber optic long haul market sector where me managed a successful exit to SP Telecom.

Mr. Gandini graduated from Michigan State University with a degree in Telecommunications. He was a scholarship NCAA Division Hockey athlete, a member of the US Junior National Team, and a US Junior All American.

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Christopher Whitaker has served as our Chief Financial Officer since January 2024. Prior to his appointment as Chief Financial Officer, Mr. Whitaker served as the Company’s Vice President of Finance and Accounting since February 2022. Mr. Whitaker has held various executive finance positions with large public multi-national corporations and small entrepreneurial companies throughout a progressive 30-year career that began with KPMG LLP in Denver, Colorado. Prior to joining the Company, Mr. Whitaker served as President - Americas and Vice President of Finance and Administration from February 2020 through June 2021 for North and South American operations with public, multinational corporation Elixinol, Inc. Through advancing executive roles, his responsibilities at Elixinol, Inc. included management of all financial and accounting operations, and leading marketing, sales, consumer product goods development, information technology, and human resource functions. Prior to Elixinol, Inc., Mr. Whitaker served as the Managing Director of AEGIS Financial Consulting, LLC, from January 2015 through January 2020, leading a team of consultants in providing fractional CFO and financial consulting services to a wide variety of businesses in the public and private sectors.

Mr. Whitaker has been a Certified Public Accountant since 2014. He earned his Bachelor of Science degree in Accounting from the Metropolitan State University of Denver in December 1999.

Ford B. Fay has served as a member of our Board of Directors since June 2020 and serves as the Chairperson of the Nominating and Corporate Governance Committee of our Board of Directors. Mr. Fay is currently the Director at Crown Castle International Corp., a large fiber-based telecommunications company. In this position Mr. Fay manages all aspects of Network Access Life Cycle for the company. He has held this position since 2020. From 2017 to 2020, Mr. Fay was a principal with Eagle Bay Advisors, LLC, a telecommunications consulting firm. In this position, Mr. Fay assisted clients with cost and efficiency improvements in Access Management across the life cycle spectrum of Access. From 2015 to 2017, Mr. Fay was the Vice President, Access Management for Zayo Communications. In this position Mr. Fay created and managed most aspects of offnet costs, such as, vendor selection, contracting, procurement, quoting, operationalization, vendor management, offnet ordering, offnet grooming and optimization. In this position, Mr. Fay also planned and executed the network integrations of the $1.4B acquisition of Electric Lightwave and the $350M acquisition of Canadian-based Allstream. Mr. Fay received his Bachelor of Science in Operations Research & Industrial Engineering from Cornell University, and his Master of Business Administration from University of Rochester, Simon School of Business.

J. Steven Beabout has served as a member of our Board of Directors since August 2020 and serves as the Chairperson of the Compensation Committee of our Board of Directors. Since 2018, Mr. Beabout has been consulting with various startup companies and involved in real estate investing. From 2016-2018, Mr. Beabout was General Counsel of Tectonic, LLC, a SaaS company specializing in big data analytics and customer relationship management (CRM). In this position, Mr. Beabout was in charge of Tectonic’s legal department and negotiated deals with large companies like Coca-Cola, Anhueser-Busch and Wyndham Hotels. From 1996 to 2015, Mr. Beabout was General Counsel and a member of the strategic management team (executive vice-president) of Starz, a company listed on NASDAQ that competes with HBO and Netflix. During his time there, Mr. Beabout assisted with other key management personnel to grow the business from a start-up with $100M in losses to a multi-billiondollar public company. As part of strategic management team, Mr. Beabout was involved in the company’s strategic business decisions and as General Counsel he was responsible for all legal aspects of business, including, but not limited to, negotiation of billion dollar plus contacts with major studios (Universal, Disney and Sony), and distributors (Comcast, Time- Warner, DIRECTV, DISH Networks, Netflix, etc.), human resources and related matters, general corporate matters, post-IPO public board matters, and reviewing filings with the Securities and Exchange Commission.

 Noreen Butler has served as a member of our Board of Directors since October 2022. Ms. Butler’s experience combines over 12 years in senior management and recruitment, following a 7-year career in business development. She is currently the Founder and Chief Executive Officer of RubiCorp Technologies, Inc., a private ridesharing company focused on safely transporting children ages 7+ for busy families and those in need of a safe, trusted ride. Previously, Ms. Butler had been involved in several companies in real estate, biotechnology and the technology industry, holding positions including Senior Advisor, Director of Business Development and Chief Executive Officer. From 2015 through June 2016, Ms. Butler was the Director of Business Development for Frozen Egg Bank Network, a division of global fertility company Donor Egg Bank. From 2016 to 2018, she was a Senior Advisor for Cresa, an international commercial real estate company. Ms. Butler has an undergraduate degree in Communications from Pine Manor College.

 Sandy Shoemaker has served as a member of our Board of Directors since December 2021 and serves as Chairperson of the audit committee of our Board of Directors. Ms. Shoemaker retired from public accounting in June 2021 to focus on consulting with small-medium sized companies. She was a partner in the audit service area of EKS&H/Plante Moran and was involved in public accounting since 1990, serving publicly traded and privately held companies. She led the EKS&H SEC practice for several years. Ms. Shoemaker’s experience includes initial and secondary public offerings, reverse mergers, annual and quarterly audits/reviews of public companies, responses to SEC comment letters, assisting with implementation of new accounting pronouncements, business acquisitions, stock-based compensation, and internal controls. Ms. Shoemaker has provided services to companies in the various industries such as bio-tech, franchising, distribution, manufacturing, medical-device, restaurants and real estate industries. She also has extensive experience in working with employee-owned companies. Ms. Shoemaker has numerous professional affiliations including, but not limited to, American Institute of Certified Public Accountants (AICPA), the Colorado Society of Certified Public Accountants (CSCPA), and the National Center for Employee Ownership (NCEO). Ms. Shoemaker received her B.S. in Accounting, graduating cum laude, from Southwest Missouri State University.

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BOARD DIVERSITY

Our five directors come from diverse backgrounds. We comply with Nasdaq Listing Rule 5605(f), which requires Nasdaq-listed smaller reporting companies to have at least two diverse directors.

The table below provides certain highlights of the composition of our Board members and nominees as of March 29, 2024 and March 14, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix
	(As of March 29, 2024)				(As of March 14, 2023)
Total Number of Directors	5				5
	Female	Male	Non-Binary	Did Not Disclose Gender	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	2	3	—	—	2	3	—	—
Demographic Background
African American or Black	—	—	—	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—	—	—	—
Asian	—	—	—	—	—	—	—	—
Hispanic or Latinx	—	—	—	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—	—	—	—
White	2	3	—	—	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—	—	—	—	—
LGBTQ+	—						—
Did Not Disclose Demographic Background	5*				5*

* Did not disclose with respect to LGBTQ+ background.

9

DIRECTOR NOMINATIONS

The Board nominates directors for election at each annual meeting of stockholders, appoints new directors to fill vacancies when they arise, and has the responsibility to identify, evaluate and recruit qualified director candidates to the Board for such nomination or appointment.

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue service are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. After being nominated by the Nominating Committee, director nominees are selected by a majority of the members of the Board. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, both the Nominating Committee and the Board consider such factors as they deem appropriate to develop a Board that is diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee and the Board include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in law enforcement, the use of force product industry, intellectual property, business, corporate governance, marketing, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who wishes to suggest a prospective director nominee for the Board may notify the Corporate Secretary of the Company in writing with any supporting material the stockholder considers appropriate. Director nominees suggested by stockholders are considered in the same way as director nominees recommended by other sources.

Term of Office

Our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our Board of Directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal.

Family Relationships

There are no family relationships among our directors and executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.

Other than the involuntary bankruptcy proceeding mentioned herein, no bankruptcy petition has been filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

10

5.

Being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On January 22, 2024, the Company was named as a party to a complaint filed in Oakland County Court, Michigan by a former employee. The case was initially filed in the 6th Judicial District Circuit of Michigan. However, on February 15, 2024, the case was removed to the Federal Courts. The former employee is claiming breach of contract, unlawful termination and promissory estoppel. The Company has denied these claims.

There are no other material proceedings to which any director, officer, owner of record or beneficially of more than five percent of any class of voting securities, affiliate of the Company, or any associate of any such director, officer, security holder, or affiliate is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company of any of its subsidiaries.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors held four meetings during the year ended December 31, 2023, which occurred on March 15, 2023, May 5, 2023, August 4, 2023, and November 10, 2023; and all directors attended 100% of the aggregate number of meetings of the Board and of the committees on which each of the directors served. The Board also acted by unanimous written consent six times since January 1, 2023.

COMMITTEES

Since April 22, 2022, our Board of Directors has a designated Compensation Committee, consisting of Steven Beabout and Ford Fay. Our Board of Directors has a designated Audit Committee, consisting of Sandy Shoemaker, Steve Beabout and Ford Fay. Our Board of Directors has a Nominating and Corporate Governance Committee, consisting of Ford Fay and Steve Beabout. We also have written charters for the Nominating and Corporate Governance, Compensation Committee and Audit Committee. The written charters can be found on our website at www.sobrsafe.com/corporate-policies/.

Audit Committee

The primary role of the Audit Committee is to assist with the financial oversight of the Company, which primarily includes the accounting, financial reporting, and audits of the financial statements of the Company.

The Nasdaq Capital Market rules require us to have, subject to certain exceptions, three independent Audit Committee members, with at least one member being an “audit committee financial expert”. Our Board of Directors has affirmatively determined that Sandy Shoemaker meets the definition of “independent director” and an “audit committee expert”, and Steven Beabout and Ford Fay qualify as “independent directors” for purposes of serving on an Audit Committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Audit Committee has held five meetings since January 1, 2023, which occurred on February 20, 2023, May 9, 2023, August 4, 2023, October 27, 2023, and March 28, 2024, and all members attended each meeting. The Audit Committee acted by unanimous written consent 0 times since January 1, 2023.

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Compensation Committee

The primary role of the Compensation Committee is to oversee the Company’s overall executive compensation philosophy, policies and programs, and to determine, or recommend to the Board for determination, the compensation of the executive officers of the Company. Further discussion relating to the processes and procedures for the consideration and determination of executive compensation is described under Proposal 2 below.

The Nasdaq Capital Market rules require us to have two independent Compensation Committee members. Our Board of Directors has affirmatively determined that Steve Beabout and Ford Fay meets the definition of “independent director” for purposes of serving on a compensation committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Compensation Committee has held three meetings since January 1, 2023, which occurred on February 20, 2023, August 4, 2023 and October 27, 2023, and all members attended each meeting. The Compensation Committee acted by unanimous written consent 0 times since January 1, 2023.

Nominating and Corporate Governance Committee

The primary role of the Nominating and Corporate Governance Committee is to identify and recommend to the Board individuals qualified to become members of the Board (consistent with criteria the Board has approved). Further discussions of this process are described under “Director Nominations” above.

The Nasdaq Capital Market rules require us to have two independent Nominating and Corporate Governance Committee members. Our Board of Directors has affirmatively determined that Ford Fay and Steve Beabout meets the definition of “independent director” for purposes of serving on a Nominating and Corporate Governance Committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Nasdaq Capital Market rules.

Our Nominating and Corporate Governance Committee held three meetings since January 1, 2023, which occurred on February 20, 2023, August 4, 2023 and October 27, 2023, and all members attended each meeting. The Compensation Committee acted by unanimous written consent 0 times since January 1, 2023.

Stockholder Communications

Stockholders who are interested in communicating directly with members of the Board of Directors may do so by writing directly to the individual Board members c/o Secretary, SOBR Safe, Inc., 6400 S. Fiddlers Green Cir., Suite 1400, Greenwood Village, Colorado 80111. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Role of Board of Directors in Risk Oversight

While management is charged with the day-to-day management of risks that the Company faces, the Board of Directors and the Audit Committee are responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee is tasked with periodically discussing policies with respect to risk assessment and risk management, and the Company’s plans to monitor, control and minimize such risks and exposures, with the independent public accounting firm, internal auditors and management.

Cybersecurity

We have a cross-departmental approach to addressing cybersecurity risk, including input from employees and our Board of Directors (the “Board”). The Board, Audit Committee, and senior management devote significant resources to cybersecurity and risk management processes to adapt to the changing cybersecurity landscape and respond to emerging threats in a timely and effective manner. Assessing, identifying, and managing cybersecurity related risks are integrated into our overall enterprise risk management (ERM) process. We have a set of Company-wide policies and procedures outlined in our Employee Handbook that directly or indirectly relate to cybersecurity risks. These policies go through an internal review process and are approved by appropriate members of management.

The Company’s EVP of Technology is responsible for developing and implementing our information security program and reporting on cybersecurity matters to the Board. Our EVP of Technology has over two decades of experience as a senior executive in technology-driven enterprises with expertise across cybersecurity, compliance, manufacturing process engineering, database architecture, interface programming and more.

The Company assesses the cybersecurity preparedness of third-party vendors by obtaining SOC 1 or SOC 2 reports. If a third-party vendor is not able to provide a SOC 1 or SOC 2 report, we take additional steps to assess their cybersecurity preparedness and assess our relationship on that basis. Our assessment of risks associated with the use of third-party providers is part of our overall cybersecurity risk management framework.

The Board and Audit Committee participates in discussions with management regarding cybersecurity risks and performs a review at least annually of the Company’s cybersecurity program. This includes discussions of management’s actions to identify and detect threats, as well as planned actions in the event of a response or recovery situation.

We are subject to cyber incidents and will continue to be exposed to cyber incidents in the normal course of our business. Although, such risks have not materially affected us, including our business strategy, financial condition, results of operations, or cash flows. The extensive approach we take to cybersecurity may not be successful in preventing or mitigating a cybersecurity incident that could have a material adverse effect on us. See Item 1A – Risk Factors for a discussion of cybersecurity risks.

12

CODE OF ETHICS

On April 22, 2022, our Board of Directors adopted a code of business conduct and ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. The code of business conduct and ethics is publicly available on our website at www.sobrsafe.com/corporate-policies/. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by our Board of Directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq.

Additionally, we adopted a policy on insider trading which is publicly available on our website at www.sobrsafe.com/corporate-policies/. The Insider Trading Policy also specifically addresses hedging transactions, providing that any person wishing to enter into such an arrangement must first obtain written pre-clearance from the designated Compliance Officer. However, if any hedging transaction is considered a short-sale, it will be prohibited. In any event, no director or officer of SOBR Safe is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any SOBR Safe securities granted as compensation or held, directly or indirectly, by such director or executive officer.

CLAWBACK POLICY

In accordance with the applicable rules of the Nasdaq Stock Market and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, the Company has adopted a policy for the recovery of erroneously awarded incentive-based compensation from executive officers (a “Clawback Policy”). In the event of an Accounting Restatement, the Company will reasonably promptly recover erroneously awarded compensation received from executive officers in accordance with the Nasdaq Rules and Rule 10D-1.

SECTION 16(A) BENEFICIAL OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

DELINQUENT SECTION 16(A) REPORTS

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
David Gandini	0	0	0
Jerry Wenzel	0	0	0
Ford Fay	0	0	1
Steven Beabout	0	0	0
Noreen Butler	0	0	0
Sandy Shoemaker	0	0	0
Gary Graham	0	0	18

13

EXECUTIVE OFFICERS AND DIRECTORS; EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) the Company’s Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the years ended December 31, 2023, 2022, and 2021 (“Named Executive Officers”):

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Gandini, CEO and Secretary(2)	2023	300,000	-0-		150,062	(3)	1,048,159	(4)	-0-	-0-	-0-	1,498,221	(3,4)
	2022	253,750	150,000		-0-		-0-		-0-	-0-	-0-	403,750
	2021	210,000	-0-	(5)	43,804	(6)	-0-		-0-	-0-	-0-	253,804	(6)

Kevin Moore, Former CEO (7)	2023	-0-	-0-		-0-		-0-		-0-	-0-	-0-	-0-
	2022	40,000	-0-		-0-		-0-		-0-	-0-	-0-	40,000
	2021	185,500	-0-	(8)	43,804	(9)	-0-		-0-	-0-	-0-	229,304	(9)

Jerry Wenzel, Former CFO(10)	2023	225,000	-0-		24,000	(11)	-0-		-0-	-0-	-0-	249,000	(11)
	2022	185,417	-0-		287,750	(12)	409,611		-0-	-0-	-0-	882,778	(12)

Scott Bennett, EVP of Bus Ops(13)	2023	N/A	N/A		N/A		N/A		N/A	N/A	N/A	N/A
	2022	175,000	-0-		108,500	(14)	-0-		-0-	-0-	-0-	283,500	(14)
	2021	89,167	-0-		45,532	(15)	540,706		-0-	-0-	-0-	675,405	(15)

Michael Watson, Former EVP of Sales & Marketing(16)	2023	158,333	-0-		-0-		-0-		-0-	-0-	-0-	158,333
	2022	175,000	-0-		162,750	(17)	-0-		-0-	-0-	-0-	337,750	(17)
	2021	39,824	-0-		-0-		687,639		-0-	-0-	-0-	727,463

Dean Watson, Former CTO(18)	2021	138,472	-0-		-0-		-0-		-0-	-0-	-0-	138,472

(1)	Includes amounts paid and/or accrued.
(2)	Mr. Gandini was appointed as our Chief Executive Officer in October 2021. Mr. Gandini previously served as our Chief Revenue Officer and Chief Financial Officer.
(3)	Includes the value of 98,080 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of the grant.
(4)	Includes the value of 510,000 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.
(5)	Since Mr. Gandini received Restricted Stock Units in lieu of a cash bonus, his bonus amount is set forth under “Stock Awards” in the above table.
(6)

Includes 20,959 Restricted Stock Units under our 2019 Equity Incentive Plan, which were issued to Mr. Gandini in lieu of executive bonus he earned for 2020. The RSUs were valued based on the fair market value of our common stock on the date of grant.

(7)

Mr. Moore was appointed as our Chief Executive Officer on October 25, 2019, resigned as our Chief Executive Officer effective October 18, 2021, and continued employed in a strategic advisor position until October 31, 2022.

(8)	Since Mr. Moore received Restricted Stock Units in lieu of a cash bonus, his bonus amount is set forth under “Stock Awards” in the above table.
(9)

Includes 20,959 Restricted Stock Units under our 2019 Equity Incentive Plan, which were issued to Mr. Moore in lieu of executive bonus he earned for 2020. The RSUs were valued based on the fair market value of our common stock on the date of grant.

(10)	Mr. Wenzel was hired as our Chief Financial Officer in January 2022, resigned as our Chief Financial Officer effective December 31, 2023.
(11)	Includes the value of 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of the grant.
(12)	Includes the value of 91,667 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of grant.
(13)

Mr. Bennett was hired as our Executive Vice President of Business Operations in October 2021. Effective March 15, 2023, Scott Bennett will continue as Executive Vice President of Business Operations but will no longer be an officer of the Company.

(14)	Includes the value of 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.
(15)	Includes the value of 20,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.
(16)	Mr. Watson was hired as our Executive Vice President of Sales and Marketing in October 2021. Mr. Watson was terminated effective October 13, 2023.
(17)	Includes the value of 75,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.
(18)	Dean Watson was terminated effective August 20, 2021.

14

PAY VS. PERFORMANCE

Year	Summary Compensation Table Total for First PEO	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to First PEO	Compensation Actually Paid to Second PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (Loss)
2023	$1,498,221	$-	$450,266	$-	$147,930	$170,644	$5	$(10,214,721)
2022	$403,750	$-	$185,157	$(826,873)	$386,007	$(81,454)	$11	$(12,354,930)
2021	$229,304	$96,304	$553,366	$(1,860,184)	$424,710	$380,631	$101	$(7,870,378)

During 2023, our Chief Executive Officer (PEO) was David Gandini. During 2022, our Chief Executive Officer (PEO) was David Gandini.  During 2021, our Chief Executive Officers (PEOs) were Kevin Moore and David Gandini. David Gandini replaced Kevin Moore as PEO effective October 18, 2021.  During 2023, our NEO’s consisted of Jerry Wenzel, Scott Bennett (through March 15, 2023), and Michael Watson (through October 13, 2023). During 2022, our NEOs consisted of Jerry Wenzel, Scott Bennett, and Michael Watson.  During 2021, our NEOs consisted of David Gandini (through October 18, 2021), Scott Bennett, Michael Watson, and Dean Watson.

The following table sets forth the adjustments made to arrive at compensation “actually paid” to our PEOs during each of the years represented in the PVP Table:

Adjustments to Determine Compensation “Actually Paid” to PEOs	2023	2022	2021
Deduction for amounts reported under the “Option Awards” column in the SCT	$(1,198,221)	$-	$(43,804)
Increase for fair value of awards granted during year that remain unvested at year end	175,836	-	186,745
Fair value of awards granted and vested in the same year	-	(161,175)	(1,156,889)
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	-	-	-
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	-	(156,354)	(796,064)
Fair value of awards granted in prior years that failed to meet applicable vesting conditions	(25,570)	(727,937)	177,586
Total Adjustments	$(1,047,955)	$(1,045,466)	$(1,632,426)

15

The following table sets forth the adjustments made to arrive at the average compensation “actually paid” to our non-PEO NEOs during each of the years represented in the PVP Table:

Adjustments to Determine Average Compensation “Actually Paid” to non-PEO NEOs	2023	2022	2021
Deduction for amounts reported under the “Option Awards” column in the SCT	$(24,000)	$(968,611)	$(1,350,285)
Increase for fair value of awards granted during year that remain unvested at year end	-	(293,224)	1,023,191
Fair value of awards granted and vested in the same year	(25,878)	(489,139)	-
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	24,000	(36,512)	150,778
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	94,019	(238,713)	-
Fair value of awards granted in prior years that failed to meet applicable vesting conditions	-	(670,519)	-
Total Adjustments	$68,142	$(2,696,719)	$(176,316)

The following graph reflects the value of a fixed investment of $100 made on December 31, 2020:

Prior to the Company's up list to Nasdaq in May of 2022, the Company's stock was thinly traded on the OTC Pink and OTCQB markets. Due to a very limited float and a lack of investor awareness, SOBRsafe’s stock was not subject to an efficient trading market. In addition, there existed a substantial legacy shareholder base in the illiquid entities preceding SOBRsafe. Upon Nasdaq up list many of those shareholders chose to realize liquidity and exited the stock.  The Company’s tradeable float is now approximately 12 million shares, and its post up list commitment to creating new investor awareness is reflected in the trading volume and shareholder count increases detailed below.

The following table compares the Company's stock, equity and cash as of and for the years ended December 31, 2020, 2021 and 2022:

	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023
Common Shares Outstanding	8,640,678	8,778,555	16,972,241	18,582,241
Annual Trading Volume of Shares	52,365	77,662	334,819,866	101,588,190
Approximate Shareholders of Record	170	175	4,200	3,550
Shareholders' Equity (Deficit)	$3,039,484	$(483,593)	$9,090,353	$1,982,537
Cash	$232,842	$882,268	$8,578,997	$2,790,147

16

Since 2019 the Company has been developing products leveraging proprietary transdermal (touch-based) technology to identify the presence of alcohol quickly and hygienically. During 2022 the Company raised $19.5M in support of the first product sales, continued product development, sales force deployment and its operational structure to support future sales growth.

As a result of the Company's transition in 2022 from a development stage level of operations to initial product sales, the PEOs’ and non-PEO NEOs’ level of compensation is consistent with the necessary experience required to raise capital, develop products, launch to customer markets and generate revenue. The comparison of the decline in investment value and losses incurred to the PEO and non-PEO NEO compensation are reflective of the Company moving from a limited shareholder base and trading volumes, and the required investments for product and market development to generate revenue.

Employment Contracts

David Gandini. On January 30, 2023, we entered into an Employment Agreement with Mr. Gandini to continue to serve as our Chief Executive Officer through December 31, 2025 (the “Term”). The Term will automatically renew for additional terms of one year unless written notice not to renew is otherwise given by either Mr. Gandini or the Company.

Under the terms of the Employment Agreement, Mr. Gandini will receive an annual base salary of $300,000. For each subsequent calendar year of the Term and Renewal Terms, Mr. Gandini will receive salary adjustments as recommended by the Compensation Committee and approved by the Company’s Board of Directors (the “Board”). Mr. Gandini is also entitled to participate in the Company’s Annual Bonus Plan and any and all other incentive payments available to executives of the Company. Mr. Gandini may also be provided with regular equity grants commensurate with his role and as awarded by the Board pursuant to the Company’s 2019 Equity Incentive Plan.

 Jerry Wenzel. In connection with hiring Mr. Wenzel, we entered into an Executive Employment Agreement with Mr. Wenzel. Under the terms of his Employment Agreement, Mr. Wenzel will serve as our Chief Financial Officer until January 1, 2024, unless he is terminated pursuant to the termination provisions set forth in his agreement. Under the terms of his Employment Agreement, Mr. Wenzel will perform services for us that are customary and usual for a chief financial officer of a company, in exchange for: (i) an annual base salary of $225,000 effective January 2023, (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire 66,667 shares of our common stock, at an exercise price of $8.25, which is equal to 110% of the fair market value of our common stock on January 10, 2022 (the date the options were eligible to be issued under Mr. Wenzel’s Employment Agreement), and repriced effective November 4, 2022, to an exercise price of $2.39 per share with the stock options to vest in eight equal quarterly installments of 8,334 shares during the two-year term of the Employment Agreement, with a ten year term, and (iii) 16,667 Restricted Stock Units under our 2019 Equity Incentive Plan, and vested in November 2022. On November 4, 2022, Mr. Wenzel was granted 75,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023. On November 10, 2023, Mr. Wenzel was granted 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vested on November 10, 2023.

Scott Bennett. On August 17, 2021, we entered into an Executive Employment Agreement with Scott Bennett (the “Bennett Agreement”) to serve as our Executive Vice President of Business Operations beginning on October 18, 2021. Under the terms of the Bennett Agreement, Mr. Bennett performs services for us that are customary and usual for a EVP of business operations of a company, in exchange for: (i) a base salary of $175,000, (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire up to 33,334 shares of our common stock at $9.21 per share (110% of fair market value on the date of grant), and repriced effective November 4, 2023, to an exercise price of $2.39 per share which options vest in equal quarterly installments overs a two year period, and (iii) 16,667 Restricted Stock Units under our 2019 Equity Incentive Stock Plan, which vested in November 2022. On November 4, 2022, Mr. Bennett was granted 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023. The Bennett Agreement is for a two-year term. Effective March 15, 2023, Scott Bennet will continue as Executive Vice President of Business Operations but will no longer be an officer of the Company.

Prior to hiring Mr. Bennett as an executive officer, Mr. Bennett was granted (i) 3,334 Restricted Stock Units pursuant to a prior consulting arrangement with us, and (ii) a stock option to acquire 33,334 shares of our common stock at an exercise price of $10.14 per share under a prior employment agreement with us and repriced effective November 4, 2022, to an exercise price of $2.39 per share. The restricted stock units were issued under our 2019 Equity Plan and vested in November 2023. The stock options were also issued under our 2019 Equity Incentive Plan and vest in equal installments, monthly over a thirty-six (36) month period beginning May 17, 2021.

Additionally, on March 14, 2023, the following individuals have entered into Indemnification Agreements with the Company, which were approved by the stockholders at the Company’s 2023 Annual Stockholder Meeting held June 9, 2023.

•	David Gandini – Board Chair, Secretary & CEO
•	Steven Beabout – Board Director & Compensation Committee Chair
•	Sandy Shoemaker – Board Director & Audit Committee Chair
•	Ford Fay – Board Director & Corp Governance Committee Chair
•	Noreen Butler – Board Director
•	Jerry Wenzel – CFO & Treasurer
•	Michael Watson – Chief Revenue Officer
•	Scott Bennett – EVP of Operations

17

Director Compensation

The following table sets forth director compensation for 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Gandini	-0-	150,062	(1)	1,048,159	(2)	-0-	-0-	-0-	1,198,221	(1,2)

Ford Fay	-0-	81,269	(3)	-0-		-0-	-0-	-0-	81,269	(3)

Steven Beabout	-0-	121,972	(4)	-0-		-0-	-0-	-0-	121,972	(4)

Noreen Butler	-0-	-0-		-0-		-0-	-0-	-0-	-0-

Sandy Shoemaker	-0-	-0-		-0-		-0-	-0-	-0-	-0-

(1)	Includes the value of 98,080 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of the grant.
(2)	Includes the value of 510,000 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.
(3)	Includes the value of 50,000 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.
(4)	Includes the value of 75,000 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors may receive restricted stock units or stock options to purchase common shares as awarded by our Board of Directors or (as to future stock options) or the Compensation Committee of our Board of Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

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Outstanding Equity Awards

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2023:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David Gandini(1)	370,705	-	460,000	$0.7902 - 2.32	November 1, 2029 -February 23, 2033(1)	-	-	98,080	$44,136

Jerry Wenzel	66,667	-	-	$2.39	January 10, 2027	-	-	-	-

(1)

Under the terms of Mr. Gandini’s stock option grant, 320,705 of the options expire ten (10) years from the date of vesting, or November 1, 2029.

Under the terms of Mr. Gandini’s stock option grant, 510,000 of the options expire ten (10) years from the date of vesting, or February 23, 2033.

Aggregated Option Exercises

No options were exercised during the year ended December 31, 2023 by our named executive officers.

Long-Term Incentive Plan

Currently, our Company does not have a formal long-term incentive plan in favor of any director, officer, consultant or employee of our Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth, as of March 29, 2024, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)
Common Stock	David Gandini (3)	CEO, Secretary and Director	979,587	(4)	4.8%

Common Stock	Christopher Whitaker (3)	CFO	94,633	(5)	< 1%

Common Stock	Ford Fay (3)	Director	74,200	(6)	< 1%

Common Stock	Steven Beabout (3)	Director	751,556	(7)	3.7%

Common Stock	Noreen Butler (3)	Director	25,000	(8)	< 1%

Common Stock	Sandy Shoemaker (3)	Director	75,280	(9)	< 1%

Common Stock	Gary Graham 6400 S. Fiddlers Green Circle, Suite 1400 Greenwood Village, CO 80111	5% Holder	2,493,563	(10)	12.4%

Common Stock	Cord Carpenter 2408 Jacks Pass Austin, TX 78734	5% Holder	1,005,982		5.0%

Common Stock	Empery Debt Opportunity c/o Empery Asset Management 1 Rockefeller Plaza, Suite 1205 New York, NY 10020	5% Holder	4,461,645	(12)	19.0%

Common Stock	Armistice Capital Master Fund Ltd. c/o Armistice Capital 510 Madison Ave, 7th Floor New York, NY 10022	5% Holder	10,319,165	(11)	46.8%

	All Officers and Directors as a Group (6 persons)		2,000,256	(13)	9.5%

(1)

Unless otherwise indicated, based on 20,007,465 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for the purposes of computing the percentage of any other person.

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(2)	Unless indicated otherwise, the address of the shareholder is 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

(3)	Indicates one of our officers or directors.

(4)

Includes vested stock options to acquire 515,695 shares of our Common Stock at exercise prices from $0.7902 to $2.32 per share. Includes warrants to acquire 47,060 shares of our Common Stock at an exercise price of $2.125 per share. Does not include 98,080 restricted stock units owned by Mr. Gandini since those restricted stock units have not vested.

(5)	Includes vested stock options to acquire 54,633 shares of our Common Stock at exercise prices from $0.48 to $2.11 per share.

(6)	Includes vested stock options to acquire 66,667 shares of our common stock at exercise prices from $0.7902 to $2.32 per share.

(7)

Includes 75,545 held in the name of C&S Trust, a trust controlled by Kathren Beabout, who is Mr. Beabout’s spouse. Mr. Beabout’s children are the beneficiaries of C&S Trust. Mr. Beabout also has interests in IDTEC, LLC and SOBR Safe, LLC, both of which own shares of our common stock. Mr. Beabout does not have a controlling interest in either entity so the stock owned by those entities is not reflected in his ownership. Includes vested stock options to acquire 75,000 shares of our common stock at an exercise price of $2.32 per share. Includes warrants to acquire 117,600 shares of our Common Stock at an exercise price of $2.125 per share.

(8)	Includes vested stock options to acquire 25,000 shares of our Common Stock at an exercise price of $3.06 per share.
(9)

Includes vested stock options to acquire 25,000 shares of our Common Stock at an exercise price of $2.17 per share. Includes warrants to acquire 23,520 shares of our Common Stock at an exercise price of $2.125 per share.

(10)

Includes shares owned in the name of IDTEC, LLC and SOBR Safe, LLC, both of which are controlled by a limited liability company that is controlled by Mr. Graham. IDTEC, LLC and SOBR Safe, LLC. Includes warrants to acquire 47,868 shares of our Common Stock at an exercise price of $2.125 per share.

(11)

Includes warrants purchased in the May 2022 Uplist Financing to acquire 2,023,400 shares of our Common Stock at an exercise price of $2.125 per share, warrants purchased in the PIPE Offering to acquire 3,378,378 shares of our Common Stock at an exercise price of $1.350 per share, and warrants acquired and subject to Adjustment terms (as defined in the respective Warrants) of the March 2022 Armistice Warrant and the September Armistice Warrant to acquire 4,917,387 shares of our Common Stock at an exercise price of $0.62 per share; however the number of shares for this Beneficial Owner gives effect to the beneficial ownership limitations where the beneficial owner may not exercise these warrants and prefunded warrants to the extent such exercise would cause the beneficial owner to beneficially own a number of shares of Common Stock which would exceed 4.99%, or 9.99%, as applicable, of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrant which have not been exercised.

(12)	Includes common share equivalents for convertible debt purchased in March 2023 of 3,216,764 and warrants to acquire 290,248 shares of our Common Stock at an exercise price of $0.62 per share.

(13)	Includes an aggregate of 761,995 vested options to purchase our Common Stock, and 188,180 shares underlying warrants held by our officers and directors.

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We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common and convertible preferred stock issued or outstanding. We do not have an investment advisor.

There are no current arrangements which will result in a change in control.

EQUITY COMPENSATION PLAN INFORMATION

On October 24, 2019, our 2019 Equity Incentive Plan went effective. The plan was approved by our Board of Directors and the holders of a majority of our voting stock on September 9, 2019. The plan’s number of authorized shares was originally 1,282,823. In January 2022, the holders of a majority of our voting stock approved an amendment to the Plan that increased the number of shares authorized under the Plan to 1,733,333. In June 2023, the holders of a majority of our voting stock approved an amendment to the Plan that increased the number of shares authorized under the Plan to 3,500,000.

 The following table sets forth information as of December 31, 2023, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders	3,500,000	$1.99	1,611,216
Equity compensation plan not approved by security holders	-	-	-
Total	3,500,000	$1.99	1,611,216

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Relationship and Related Transactions; Director Independence

Our Board of Directors and Audit Committee are responsible for reviewing and approving related person transactions, as defined in applicable rules promulgated by the SEC. Officers are required to bring any potential related person transaction to the Company’s Board of Directors and Audit Committee. Officers would present any actual or proposed transactions with related persons to the Board of Directors and Audit Committee for its review and approval.

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David Gandini is one of our named executive officers. Mr. Gandini’s sons, Greg Gandini and Robert Gandini, are employees of SOBR Safe. Greg Gandini’s and Robert Gandini’s total compensation was approximately $165,000 and $90,000, respectively. These compensation arrangements are consistent with those made available to other employees of SOBR Safe with similar years of experience and positions within the Company. Greg Gandini and Robert Gandini each also participate in Company benefit plans and equity incentive plans available to all other employees in similar positions.

Currently, four of our directors are considered independent, namely Steven Beabout, Ford Fay, Noreen Butler, and Sandy Shoemaker. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Corporate Governance

As of December 31, 2023, our Board of Directors consisted of David Gandini, Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. As of December 31, 2023, four of our directors qualified as an “independent director” as the term is used in NASDAQ rule 5605(a)(2), namely Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. Our Board of Directors has a designated Compensation Committee, consisting of Steven Beabout and Ford Fay. Our Board of Directors has a designated Audit Committee, consisting of Sandy Shoemaker, Steve Beabout and Ford Fay. Our Board of Directors has a designated Nominating and Corporate Governance Committee consisting of Ford Fay and Steve Beabout.

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PROPOSAL NO. 2

“SAY-ON-PAY” ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) require that at stockholder meetings at which directors are to be elected, certain public companies submit to their stockholders what is commonly known as a “Say-on-Pay” proposal. A Say-on-Pay proposal gives stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”). The NEOs’ total compensation is described in the Executive Compensation disclosure included in the company’s annual report as well as in this Proxy Statement.

This Say-on-Pay advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and our compensation philosophy, policies and practices, as disclosed under the Executive Officers and Directors; Executive Compensation section of this Proxy Statement.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Company’s Compensation Committee. Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. The Compensation Committee attempts to balance the compensation of our NEOs between near term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity based compensation). Moreover, the equity-based compensation element is intended to further align the longer-term interests of our executive officers with that of our stockholders.

We believe our executive compensation program implements our primary objectives of attracting and retaining qualified executive level personnel, providing the executives with reasonable contractual terms that offer some level of security, and motivating executive level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our stockholders. Stockholders are encouraged to read the “Executive Officers and Directors; Executive Compensation” section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company, which we expect to continue going forward.

We ask our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement by voting “FOR” the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Executive Officers and Directors; Executive Compensation ” section, the tabular disclosure regarding such compensation, and the accompanying narrative executive compensation disclosures set forth in the Company’s 2024 Annual Meeting Proxy Statement, is hereby APPROVED.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors and Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. Abstentions and broker non-votes will have the same effect as votes against this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 3

“SAY-WHEN-ON-PAY” ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Act, require that public companies give their stockholders the opportunity to vote, at stockholder meetings at which directors are to be elected and on an advisory basis, the frequency with which companies include in their meeting materials an advisory vote to approve or not approve the compensation of their NEOs.

The Company is required to hold a say-when-on-pay advisory vote at least once every six years. The Company last held a say-when-on-pay advisory vote at the Company’s 2023 Annual Stockholder Meeting, at which meeting the stockholders voted to conduct an advisory vote on executive compensation every year. This vote was contrary to the Board’s recommendation to conduct an advisory vote on executive compensation every three years, so the Board is again requesting that the stockholders vote on the frequency with which companies include in their meeting materials an advisory vote to approve or not approve the compensation of their NEOs. The next say-when-on-pay advisory vote will be held no later than the 2030 annual stockholder meeting.

Our Board of Directors and Compensation Committee believe that an advisory vote on executive compensation that occurs every three years is the most appropriate choice for the Company, as a triennial vote complements the Company’s goal to create a compensation program that enhances long-term stockholder value. To facilitate the creation of long-term, sustainable stockholder value, all our compensation awards are contingent upon successful completion of multi-year performance or upon successful completion of periods of service to the Company. A triennial vote will provide stockholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.

The Company, Board of Directors, and Compensation Committee would similarly benefit from this longer time period between advisory votes. Three years will give the Company sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Company to consider various factors that impact the Company’s financial performance, stockholder sentiments and executive pay on a longer-term basis. The Board of Directors and Compensation Committee believe anything less than a triennial vote may yield a short-term mindset and detract from the long-term interests and goals of the Company.

Stockholders have the opportunity to cast their vote on the preferred voting frequency by selecting the option of holding an advisory vote on executive compensation: (1) “EVERY THREE YEARS,” (2) “EVERY TWO YEARS”, (3) “EVERY ONE YEAR,” or stockholders may “ABSTAIN.” The stockholder vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

Required Vote

The option that receives the most votes will be deemed the preference of the stockholders. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors and Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT A “SAY-ON-PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION “EVERY THREE (3) YEARS.”

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PROPOSAL NO. 4

GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-ONE HUNDRED FIFTY (1:150), OR ANYWHERE BETWEEN

The Company’s common stock ($0.00001 par value, 100,000,000 shares authorized) is currently listed on the Nasdaq Capital Market. To comply with Nasdaq’s continued listing requirements, the Company’s common stock must maintain a bid price of at least $1.00 per share. On April 25, 2024, the closing price of the common stock was $0.30.

As reported in our Current Report on Form 8-K filed November 21, 2023, on November 15, 2023, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the closing bid price of the Company’s common stock remained below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

In accordance with the Nasdaq Listing Rules, the Company has been provided an initial period of 180 calendar days, or until May 13, 2024 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If at any time before the Compliance Date the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, the Staff will provide the Company written confirmation of compliance with the Bid Price Requirement.

As of the date of this Proxy Statement, the closing bid price of the Company’s common stock has not equaled or exceeded $1.00 for a minimum of ten consecutive business days. If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would then be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the additional 180 calendar day compliance period, which compliance could be achieved by effecting a reverse stock split, if necessary.

As reported in our Current Report on Form 8-K filed April 12, 2024, on April 8, 2024, we received a second deficiency letter from the Staff notifying the Company that, based upon the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, the Company is not in compliance with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. This second deficiency letter imposes even more importance on the Company regaining compliance with the Bid Price Requirement.

If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date and it appears to the Staff that the Company will not be able to cure the deficiency, or is otherwise not eligible for an additional compliance period, the Staff will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel.

The Board of Directors believes that a reverse stock split will increase the price per share of the common stock and assist in meeting the Bid Price Requirement for maintaining Nasdaq listing.

Therefore, the Board recommends that the stockholders grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market)  to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-one hundred fifty (1:150), or anywhere between in the discretion of the Board on or before December 31, 2024 (the “Reverse Stock Split”). The Board may only effect the Reverse Stock Split if it deems it to be reasonably necessary for maintaining listing on Nasdaq. The Board proposed a wide stock split ratio to give it flexibility in determining the most conservative stock split ratio possible that will still meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy common stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of common stock. As of the Record Date, the Company has a total of 100,000,000 shares of common stock authorized and 20,007,465 shares issued, leaving 79,992,535 shares available for issuance, not including shares reserved for issuance upon exercise of warrants or options, or any other convertible security. If Proposal No. 4 is approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on the Record Date:

Ratio	Authorized	Issued pre- Reverse Stock Split*	Issued post- Reverse Stock Split**	Post- Reverse Stock Split Shares Available for Issuance*
1:2	100,000,000	20,007,465	10,003,733	89,996,267
1:10	100,000,000	20,007,465	2,000,747	97,999,253
1:50	100,000,000	20,007,465	400,150	99,599,850
1:100	100,000,000	20,007,465	200,075	99,799,925
1:150	100,000,000	20,007,465	133,384	99,866,616

*Does not reflect shares reserved for issuance upon exercise of warrants or options, or any other convertible security.

 **For purposes of this illustration, fractional shares are rounded.

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The increase in the number of shares of common stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of antitakeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price and (if successful) exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the common stock may not react proportionally to the Reverse Stock Split. For example, if the Company accomplishes a 1:10 Reverse Stock Split at a time when the market price is $0.30 per share, there can be no assurance that the resulting market price will thereafter remain at or above $3.00 per share.

The Board confirms that the contemplated Reverse Stock Split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement a Reverse Stock Split is in the best interests of the Company and its stockholders.

Vote Required

This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETION (IF NECESSARY TO MAINTAIN A LISTING OF THE COMPANY’S COMMON STOCK ON THE NASDAQ CAPITAL MARKET)  TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-TWO (1:2) UP TO ONE-FOR-ONE HUNDRED FIFTY (1:150), OR ANYWHERE BETWEEN, IN THE BOARD’S DISCRETION ON OR BEFORE DECEMBER 31, 2024.

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PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2023 and December 31, 2022 for professional services rendered by Macias, Gini, & O’Connell, LLP (MGO), independent registered public accounting firm, for the audits for the years ended December 31, 2023 and December 31, 2022, quarterly reviews of our interim consolidated financial statements in 2023 and 2022, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31,	Year Ended December 31,
	2023	2022
Audit Fees (1)	$-	$128,700
Audit Related Fees (2)	17,250	90,150
Tax Fees (3)	-	750
All Other Fees (4)	8,400	-
Total	$25,650	$219,600

(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. Included in audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2023 and December 31, 2022 for professional services rendered by Haynie, independent registered public accounting firm, for the audits for the years ended December 31, 2023 and December 31, 2022, quarterly reviews of our interim consolidated financial statements in 2023 and 2022, and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31,	Year Ended December 31,
	2023	2022
Audit Fees (1)	$30,000	$-
Audit Related Fees (2)	2,500	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$32,500	$-

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(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. Included in audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee and were pre-approved by the full Board prior to the formation of the Audit Committee in April 2023, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit-related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Audit Committee and Board meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (“PCAOB”), Financial Accounting Standards Board (“FASB”), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

Auditor Independence

The Audit Committee has considered the role of Haynie in providing services to us for the year ended December 31, 2023, and has concluded that such services are acceptable with such firm’s independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On April 18, 2023, based on the recommendation of the Audit Committee (the “Audit Committee”) and approval of the Board of Directors of SOBR Safe, Inc., (the “Company”), the Company dismissed Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm. The decision to dismiss MGO as the independent registered public accounting firm of the Company is not the result of any disagreement with MGO.

On April 18, 2023, following the recommendation of the Audit Committee and approval of the Board of Directors, the Company engaged Haynie as the Company’s independent registered public accounting firm for the year ending December 31, 2023, effective immediately. There have been no disagreements with Haynie on accounting and financial disclosure.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Date: May 2, 2024

The Audit Committee has reviewed and discussed with management and Haynie and Company, our independent registered public accounting firm, the audited consolidated financial statements in the SOBR Safe, Inc. Annual Report on Form 10-K for the year ended December 31, 2023.

Haynie and Company also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Respectfully Submitted,

Sandy Shoemaker, Committee Chair

Steven Beabout

Ford Fay

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://sobrsafe.com. Copies of these documents may also be obtained by writing our Secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal for the 2025 Annual Meeting of Stockholders will be ineligible for inclusion in our proxy statement and form of proxy unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than 5:00 pm Mountain Time on March 5, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

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To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Corporate Secretary of the Company at the executive offices of the Company no later than 5:00 pm Mountain Time on April 4, 2025.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111, or contact us at 844.SOBRSAFE (762.7723). The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 was mailed to the stockholders on or about May 6, 2024, and is accessible online at www.proxyvote.com. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50676-P13147

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOBR SAFE, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Steven Beabout	☐	☐
1b. Noreen Butler	☐	☐
1c. Ford Fay	☐	☐
1d. David Gandini	☐	☐
1e. Sandy Shoemaker	☐	☐

The Board of Directors recommends you vote for 3 years for Proposal 3:	**3 Years**	**2 Years**	**1 Year**	**Abstain**
3. To approve, by a nonbinding say-when-on-pay advisory vote, the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V50677-P13147

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SOBR SAFE, INC.

The undersigned hereby appoints David Gandini and Christopher Whitaker, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of SOBR Safe, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of SOBR Safe, Inc. to be held June 3, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR 3 YEARS FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)